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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement (File No. 333-36200) of our report dated March 22, 2000 included in HA-LO Industries, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this amendment.

                                            /s/ ARTHUR ANDERSEN LLP



Chicago, Illinois
May 15, 2000